UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 27, 2015 (July 27, 2015)

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or other Jurisdiction

of Incorporation)

033-90866	25-1615902
(Commission File No.)	(I.R.S. Employer Identification No.)

1001 Air Brake Avenue Wilmerding, Pennsylvania	15148
(Address of Principal Executive Offices)	(Zip Code)

(412) 825-1000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On July 27, 2015, Westinghouse Air Brake Technologies Corporation (“Wabtec”) published a press release announcing its plans to acquire Faiveley Transport, a société anonyme à Directoire et Conseil de Surveillance (“Faiveley”), a leading provider of value-added, integrated systems and services for the railway industry. The proposed transaction, which is subject to various conditions, including labor group consultations, and other regulatory requirements, is structured in three steps. First, Wabtec has made an irrevocable offer to the owners of approximately 51% of Faiveley’s shares, and the 51% shareholders and Faiveley entered into exclusivity agreements with Wabtec. Second, subject to completion of labor consultations, Wabtec and the 51% owners will enter into a definitive share purchase agreement and Faiveley will enter into a definitive transaction agreement with Wabtec. Finally, upon completing the share purchase, Wabtec will commence a tender offer for the remaining publicly traded Faiveley shares. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On July 27, 2015, Wabtec released a presentation expected to be used in connection with certain future investor presentations, including a conference call on July 27, 2015, at 9:30 a.m. Eastern Time to discuss the proposed acquisition of Faiveley. A copy of the presentation is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The presentation should be read together with Wabtec’s filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended December 31, 2014.

The information furnished in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing of Wabtec under the Exchange Act or the Securities Act of 1933, as amended, except to the extent that the registrant specifically incorporates any such information by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed with this report on Form 8-K:

Exhibit No.	Description

99.1	Press Release, dated July 27, 2015

99.2	Investor Presentation, dated July 27, 2015

Forward-Looking Statements

Statements contained in this report which are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements and certain information contained in this report involve risks and uncertainties that could result in actual results differing materially from expected results, including Wabtec’s proposed acquisition of Faiveley, which is subject to regulatory and other conditions, the timing of the transaction and benefits expected to be derived therefrom. Forward-looking statements represent Wabtec’s expectations and beliefs concerning future events, based on information available to Wabtec as of the date of this report. Wabtec undertakes no obligation to publicly update and revise any forward-looking statements to reflect events or circumstances that may arise after the date of this report. Additional information regarding these and other factors is contained in Wabtec’s SEC filings, including without limitation Wabtec’s Form 10-K and Form 10-Q filings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Wabtec has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

By:	/s/ David L. DeNinno

David L. DeNinno
Senior Vice President, General Counsel and Secretary

Date: July 27, 2015

EXHIBIT INDEX

Exhibits	Description

99.1	Press Release, dated July 27, 2015

99.2	Investor Presentation, dated July 27, 2015